As filed with the Securities and Exchange Commission on April 30, 2019.

Commission File No. 2-85378

Commission File No. 811-3462

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 96

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 96

Meeder Funds

(Exact Name of Registrant as Specified in Charter)

P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017

(Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code: (614) 766-7000

Robert S. Meeder, Jr., President – Meeder Asset Management, Inc.

P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box).

/___/	immediately upon filing pursuant to paragraph (b) of Rule 485.

/XXX/	on April 30, 2019 pursuant to paragraph (b) of Rule 485.

/___/	60 days after filing pursuant to paragraph (a)(1).

/___/	on (date) pursuant to paragraph (a)(1).

/___/	75 days after filing pursuant to paragraph (a)(2).

/___/	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/___/	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Prospectus

April 30, 2019

Meeder Institutional Prime Money Market Fund	FLPXX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Meeder Funds
6125 Memorial Drive
Dublin, OH 43017
614-760-2159
Toll Free: 1-800-325-3539
Fax: 614-766-6669
meederfunds@meederinvestment.com

Meeder and Meeder Funds are registered trademarks of Meeder Investment Management, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.meederinvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-325-3539 or by sending an email request to meederfunds@meederinvestment.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-325-3539 or send an email request to meederfunds@meederinvestment.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the Fund complex if you invest directly with a Fund.

CONTENTS

FUND SUMMARY
A look at investment objectives, strategies, risks, performance and expenses.
Meeder Institutional Prime Money Market Fund	1

MORE ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	4
Investment Strategies	4
Investment Risks	4

PORTFOLIO HOLDINGS DISCLOSURE	5

MANAGEMENT OF THE FUND	5
Who Manages the Fund?	5
Portfolio Managers	6

INVESTING WITH THE MEEDER FUNDS	6
Information about account transactions and services.
How to Buy Shares	7
How to Redeem Shares	9
Exchange Privilege	14
Other Client Services	14
Short-Term Trading Policy	15
Distribution Fees	15
Dividends and Distributions	16
Taxes	16
Shareholder Reports and Other Information	17
Financial Highlights	18

FOR MORE INFORMATION
Where to learn more about the Fund	Back Cover

MEEDER INSTITUTIONAL PRIME MONEY MARKET FUND

Investment Objective

The investment objective of the Fund is to provide current income consistent with liquidity and the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.29%
Distribution/Service (12b-1) Fees	0.00%
Other Expenses[1]	0.22%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.52%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]	Acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your cost of investing in the Fund would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Principal Investment Strategies

The Fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. Government, securities issued by U.S. Government agencies, obligations issued by corporations and financial institutions, repurchase agreements, and money market mutual funds that invest in such securities.

The Fund is a money market fund managed to meet the quality, maturity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940. Consistent with these requirements, the Fund:

●	Computes its price per share for purposes of distribution, redemption and repurchase by rounding the Fund’s current net asset value per share to a minimum of the fourth decimal place.

●	Only buys securities that present minimal credit risks and that are “Eligible Securities” under applicable regulation.

●	Only buys securities with remaining maturities of 397 calendar days or less as determined under Rule 2a-7.

●	Will not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. Government securities or as permitted under Rule 2a-7.

●	Will not hold more than 5% of its total assets in illiquid securities.

●	Maintains a dollar-weighted average portfolio maturity of 60 calendar days or less.

●	Maintains a maximum weighted average life maturity of 120 calendar days or less.

●	Maintains at least 10 percent of total assets in “daily liquid assets” as defined in Rule 2a-7.

●	Maintains at least 30 percent of total assets in “weekly liquid assets” as defined in Rule 2a-7.

The Fund will limit its purchases to U.S. Government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high-grade corporate obligations, funding agreements, repurchase agreements and money market mutual funds that invest in such securities. The Fund generally will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.

The Fund may engage in repurchase agreement transactions that are collateralized by cash or government securities. In addition, it may engage in repurchase agreement transactions

April 30, 2019	Page 1

that are collateralized by non-government securities such as fixed income securities that are rated investment grade and below investment grade by nationally recognized statistical rating organizations or unrated securities of comparable quality, except that the term of a fixed income security used as collateral may be longer than permissible for the Fund to invest directly.

Other than as set forth in the Statement of Additional Information (“SAI”), the investment policies and limitations of the Fund are not fundamental and may be changed by the Board without shareholder approval.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Credit Risk. Investments in fixed income securities involve certain risks. An issuer of a fixed income security may not be able to make interest and principal payments when due. Such default could result in losses to the Fund.

Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Fixed Income Risk. The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments generally declines. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities are likely to respond to a greater degree to changes in interest rates than the market value of debt securities with shorter maturities.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

Investment Company Risk. To the extent the Fund invests in money market mutual funds (“the underlying funds”), you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

Performance

The following bar chart and table illustrate how the Fund’s performance results have varied from year to year. The table shows the Fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the Fund. Past investment results are not predictive of future investment results. Updated performance information is available by visiting www.meederinvestment.com.

Annual Total Returns as of 12/31/18

Institutional Prime Money Market Fund

Best Quarter:	4th Qtr. 2018	0.56%
Worst Quarter:	1st Qtr. 2015	0.01%

Page 2	April 30, 2019

Average Annual Total Returns as of 12/31/18

	Inception Date	One Year	Five Years	Ten Years
Institutional Prime Money Market Fund	10/7/2016	1.90%	0.69%	0.50%

Performance prior to October 7, 2016, reflects the performance of a predecessor fund, the Institutional Class of the Meeder Prime Money Market Fund, which was distributed and transferred to the Institutional Prime Money Market Fund upon its inception.

Yield as of 12/31/18

7-Day Current Yield
Institutional Prime Money Market Fund	2.43%

7-Day Current Yield reflects the effect of fee waivers and expense reimbursements by the Fund’s investment adviser. Without these waivers and reimbursements, the reported yield would have been lower. Updated performance information is available by visiting www.meederinvestment.com.

Buying and Selling Fund Shares

Investment Minimums. Minimum and subsequent investment amounts for the Fund are as follows:

	Initial Investment	Subsequent Investments
Institutional Prime Money Market Fund	$500,000	$2,500

To Place Orders, Write To:

Meeder Funds

P.O. Box 7177

Dublin, OH 43017

1-800-325-3539

Transaction Policies

In general, you can buy or sell shares of the Fund on any business day through your broker or financial intermediary, or directly from the Meeder Funds by mail or telephone. You can generally pay for shares by check, wire or electronic funds transfer (Automated Clearing House (“ACH”). When selling shares, you will receive a check, unless you request a wire or ACH. You also may buy and sell shares through a financial professional.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Such tax deferred arrangements may be taxed later upon withdrawal of monies from these arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Meeder Funds and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial professional’s web site for more information.

Purchase orders for the Fund that are received prior to noon, Eastern time, begin earning dividends that day, provided The Huntington National Bank, the Custodian for the Fund, receives federal funds by 4:00 p.m., Eastern time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution placing the purchase order could be held liable for any loss incurred by the Fund.

Portfolio Management

Investment Adviser

Meeder Asset Management, Inc.

Investment Team

Robert S. Meeder, Jr., Portfolio Manager since 8/1988
Dale W. Smith, Portfolio Manager since 8/2005
Clinton Brewer, Portfolio Manager since 6/2008
Jason Headings, Portfolio Manager since 2006
Robert Techentin, Portfolio Manager since 2006

April 30, 2019	Page 3

MORE ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in high-quality money market instruments which mature in 397 calendar days or less. Money market instruments include, but are not limited to repurchase agreements, certificates of deposit, banker’s acceptances, commercial paper and other money market funds. To be considered high-quality, a security generally must be an “Eligible Security” under applicable regulation.

The Fund may change its average portfolio maturity or the quality of holdings to protect its net asset value when it is perceived that changes in the liquidity may adversely affect the money markets. The Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar-weighted average maturity or investing in other securities that are eligible securities for purchase by money market funds as described in the “Fund Summary” section of this Prospectus and in accordance with federal laws concerning money market funds, in anticipation of, or in response to, adverse market, economic, political or other conditions.

INVESTMENT RISKS

The Fund’s risk profile is largely defined by the Fund’s principal securities and investment practices. The main risks associated with investing in the Fund are described in the Fund Summary at the front of this Prospectus. The information below provides more detailed explanations of some of these risks as well as additional potential risks of the Fund.

Credit Risk. Investments in bonds and other fixed income securities involve certain risks. An issuer of a fixed income security may not be able to make interest and principal payments when due. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Fixed Income Risk. The Fund may invest in fixed income securities and underlying investments that hold fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income investments generally declines. On the other hand, if rates fall, the value of the fixed income investments generally increases. Your investment will decline in value if the value of the Fund’s investments decreases. The market value of debt securities (including U.S. Government securities) with longer maturities are more volatile and are likely to respond to a greater degree to changes in interest rates than the market value of debt securities with shorter maturities.

General Risks. All mutual funds carry a certain amount of risk. The Fund is subject to management risk because the Fund is an actively managed fund. The Fund may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective that the shareholders considered appropriate at the time of investment in the Fund. As with all mutual fund investments, you may lose money on your investment in the Fund.

Government Securities Risk. Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and Ginnie Mae, are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and Freddie Mac, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and Fannie Mae are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. However, on September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business

Page 4	April 30, 2019

operations of Fannie Mae or Freddie Mac. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities.

Inflation Risk. Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the Fund.

Investment Company Risk. Because the Fund may invest in underlying funds, the value of your investment also will fluctuate in response to the performance of the underlying funds. In addition, you will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. You also may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

Liquidity Risk. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event.

Management Risk. The adviser’s quantitative models and judgments about the attractiveness, value and potential appreciation of a particular asset class or asset classes or an individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

Repurchase Agreement Risk. The Fund is subject to the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

PORTFOLIO HOLDINGS

The Fund generally discloses its complete schedule of holdings as of the last business day or subsequent calendar day of the preceding month. They are posted no later than the fifth business day of the following calendar month. A description of the Meeder Funds’ policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI. The website for the Fund is www.meederinvestment.com.

MANAGEMENT OF THE FUND

WHO MANAGES THE FUND?

Investment Adviser.

Meeder Asset Management, Inc. serves as investment adviser to the Fund. The Adviser has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations, financial intermediaries and other institutions since 1974. As of December 31, 2018, the Adviser and its affiliates managed and administered approximately $26 billion in net assets under management, advisement, and administration. The Adviser has its principal offices at 6125 Memorial Drive, Dublin, OH 43017.

Pursuant to an investment advisory contract between the Adviser and the Meeder Funds, the Adviser manages both the investment operations of the Fund and the composition of its portfolios, including the purchase, retention, disposition and loan of securities. This investment advisory contract is subject to the supervision of the Fund’s Board and is executed in conformity with the stated objective and policies of the Fund. Under the contract, the Adviser is obligated to keep certain books and records of the Fund. The Adviser also administers the corporate affairs of the Fund, furnishes office facilities and provides ordinary clerical and bookkeeping services that are not being furnished by Huntington National Bank, the Fund’s custodian, or Mutual Funds Service Co., the Fund’s transfer and disbursing agent, fund accounting agent and administrator. Mutual Funds Service Co. is an affiliate of the Adviser.

Management Fees

During the calendar year ended December 31, 2018, the Funds paid the Adviser management fees as follows:

FUND	CONTRACTUAL MANAGEMENT FEE AS PERCENTAGE OF AVERAGE DAILY NET ASSETS	Management Fees (Waived) and/or (Reimbursed) by Adviser as Percentage of Average Daily Net Assets	NET MANAGEMENT FEE PAID TO ADVISER AS PERCENTAGE OF AVERAGE DAILY NET ASSETS
Institutional Prime Money Market Fund	0.29%	(0.33%)	(0.04%)

Voluntary/Contractual Fee Waivers, Reimbursements and Other Expense Reductions

For fiscal year 2018, the Adviser agreed to reduce its fees and/or reimburse expenses, either voluntarily or by contract, for the Fund, to the extent necessary to limit the total operating expenses of the Fund, excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses. A more detailed description of the extent of waivers and/or reimbursements for the Fund is provided in the Fund’s SAI.

A discussion regarding the basis for the Fund’s Board approval of the investment advisory contract for the Fund is available in the Fund’s annual report to shareholders for the year ended December 31, 2018. For more information about management fees, see “Investment Adviser” in the SAI.

April 30, 2019	Page 5

PORTFOLIO MANAGERS

A team of individuals employed by the Adviser is jointly and primarily responsible for the day-to-day management of the Fund. The investment management team consists of the following individuals:

Robert S. Meeder, Jr. Mr. Meeder has been President of Adviser since 1991 and has been a member of the team managing the Funds since August 1988. In addition to his executive duties, Mr. Meeder is involved in the development of investment policy and client relationships for the Adviser.

Dale W. Smith, CFA. Mr. Smith is the Chief Investment Officer Emeritus. He has been associated with the Adviser since March 2005 and has been a member of the team managing the Funds since August 2005. Prior to his association with Meeder, Mr. Smith served as Senior Vice President, Financial Services at BISYS Fund Services from 1999 to 2004 and Senior Vice President, Fund Accounting at BISYS Fund Services from 1996 to 1999.

Clinton Brewer, CFA, CMT. Mr. Brewer is the Chief Investment Officer and has been associated with the Adviser since June 2008, when he became a member of the team managing the Funds. Mr. Brewer previously served as a market research analyst with FTN Midwest Research Securities Corp. from 2004 to 2006, a research associate at McDonald Investments from 2006 to 2007, and as a research associate with FTN Midwest Securities Corp. from 2007 to 2008.

Jason Headings, CMT. Mr. Headings is the Adviser’s Director of Fixed Income. He has been associated with the Adviser since February 2006 and has been a member of the team managing the Funds since September 2011. Mr. Headings was previously a financial adviser with Primerica from 2004 to 2006.

Robert G. Techentin. Mr. Techentin is a Portfolio Manager. He has been associated with the Adviser since August 2006, when he became a member of the team managing the funds. Mr. Techentin was previously a portfolio manager for H&R Block from 1993 to 2001, a financial representative at Northwestern Mutual Life Insurance Company from 2002 to 2005, and a financial consultant at Charles Schwab & Co. from 2005 to 2006.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

INVESTING WITH THE MEEDER FUNDS

When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value per share (NAV) next determined after the order is received.

Calculating the Fund’s NAV. The Fund’s NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting the liabilities and then dividing that figure by the number of outstanding shares of the Fund as follows:

NAV =	(Total Assets – Liabilities)
Number of Shares Outstanding

The NAV for the Fund is determined each business day that the Federal Reserve System is open and is calculated at 12:00 noon, ET. Generally, the New York Stock Exchange (“NYSE”) is closed and the share price of the Fund is not calculated on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the aforementioned holidays, the share price of the Fund is not calculated on days that the Federal Reserve System is closed. The NAV of the Fund may change every day.

Valuing the Fund’s Assets. The assets of the Fund are generally valued on the basis of market quotations.

If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the time as of which the Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Meeder Fund’s Board. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. In addition, securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Page 6	April 30, 2019

The Prospectuses for the underlying mutual funds explain the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing.

HOW TO BUY SHARES

The Fund offers one class of shares. Shares are offered continuously and sold without an upfront load or sales charge. Shares of the Fund are purchased at the NAV next determined after receipt of the purchase order by Mutual Funds Service Co., the Fund’s transfer agent, or an authorized financial intermediary. For more information, please see When Purchases are Effective.

Minimum and subsequent investment amounts for the Fund are as follows:

	Initial Investment	Subsequent Investments
Institutional Prime Money Market Fund	$500,000	$2,500

The minimum initial and subsequent investment amount for the Fund may be waived for the following shareholders:

•	Employee benefit plans, retirement plans and non-qualified deferred compensation plans that have entered into agreements with the Funds or their agents.

•	Financial intermediaries that purchase shares through omnibus accounts and have entered into agreements with the Funds or their agents to undertake certain shareholder services within the terms of the applicable Shareholder Services Plan.

•	Separately managed accounts and portfolios managed by the Funds’ investment adviser or its affiliates.

•	Investment advisory clients of the Funds’ investment adviser or its affiliates.

•	Individuals and their immediate family members who are employees, directors or officers of the Adviser or its affiliates, or who serve upon or are affiliated with the Board of Trustees.

•	Other circumstances as the Funds may deem appropriate.

Purchases Through Financial Intermediaries. You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers.

Before investing in the Fund through a financial intermediary, you should carefully read any materials provided by the intermediary together with this Prospectus.

When shares are purchased this way, the financial intermediary may:

●	charge a fee for its services;

●	act as the shareholder of record of the shares;

●	set different minimum initial and additional investment requirements;

●	impose other charges and restrictions;

●	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

●	impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received it receives the order in proper form before 12:00 Noon Eastern Time. These orders will be priced based on the Fund’s NAV next computed after such order is accepted. Orders submitted through a financial intermediary that does not serve as an agent for the Fund are priced at the Fund’s NAV next calculated after the Fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

It is the responsibility of the financial intermediary to transmit properly completed purchase orders to the Fund in a timely manner. Financial intermediaries who act as agent will also be expected to validate which NAV calculation should be applied to orders that it submits and determine whether orders preceded or followed the effective implementation time of a liquidity fee or redemption gate (as discussed later in this prospectus), or a modification thereto. If a financial intermediary serves as agent of the Fund and accepts trade orders on the Fund’s behalf, the financial intermediary must record (i.e., “time stamp”) the time of its acceptance of such trade orders for the purposes of, among other things, determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto. Where a financial intermediary accepts trade orders on the Fund’s behalf, the intermediary

April 30, 2019	Page 7

is required to promptly take the steps requested by the Fund or its designee to impose or assist in implementing a liquidity fee or redemption gate as requested from time to time. If the intermediary fails to time stamp orders received in a manner satisfactory to the Fund, such orders will be deemed received when they are received by the Fund. Any change in price due to the failure of the Fund to timely receive an order must be settled between the investor and the financial intermediary placing the order.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser or their affiliates, which may result in a conflict of interest for the intermediary.

Fund Direct Purchases. You also may invest directly with the Fund. Carefully read and complete the New Account Application accompanying this Prospectus. You can obtain a copy of the New Account Application by calling the Meeder Funds at 1-800-325-3539 or 614-760-2159 on days the Fund is open for business or by visiting www.meederinvestment.com.

Important Information About Opening an Account. To help the government fight the funds in terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents. For investors other than individuals, when you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification, and may be requested to provide information on persons with authority or control over the account such as their name, address, date of birth, and social security number. Documents such as articles of incorporation, trust documents or partnership agreements may be requested by Meeder Funds. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. If we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.

Initial Purchases for New Accounts. The Meeder Funds must receive a completed New Account Application in good order before it can process an initial investment. You may pay for your initial investment in the following ways:

By Check:

●	Make your check payable to the Fund in which you are investing. A check must accompany the New Account Application, unless you are paying by bank wire.

●

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. The Fund does not accept third-party checks, cash, travelers checks or money orders, credit card checks, and checks drawn on non-U.S. financial institutions for purchases.

●	Mail the New Account Application and check to:

Meeder Funds
P.O. Box 7177
Dublin, Ohio 43017

OR

●	For overnight or UPS/FedEx delivery:

Meeder Funds
6125 Memorial Drive
Dublin, Ohio 43017

●

All investments by check will be subject to a 10 business day hold and redemptions may be rejected prior to the 10 business day hold period (or release of the hold). For more information on check deposits, see “When Purchases are Effective.”

By Bank Wire:

●

A completed application must be received and processed by the Meeder Funds before your wire transaction is processed. The Meeder Funds will not permit a purchase of Fund shares until the New Account Application is received in good order.

●

If the wire order is for a new account, or to open an account in a different Fund, you must telephone Client Services at 1-800-325-3539, or (614) 760-2159 prior to making your initial investment. Advise Client Services of the amount you intend to invest and obtain an account number and wire instructions. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

●

Any delays that may occur in wiring money, including delays that may occur in processing by the banks, will delay your investment and are not the responsibility of the Meeder Funds or the transfer agent.

●	The Fund does not charge a fee for the receipt of wired federal funds, but reserve the right to charge shareholders for these services upon 30 days written notice.

●	Your bank may impose a charge for sending a wire.

●	The Fund reserves the right to charge $15 for outgoing wires.

Subsequent Investments. Once an account has been opened, you may purchase additional shares at any time by mail or telephone. If paying for your subsequent investment by wire, please follow the instructions listed above. When making additional investments by mail, send your check made payable to the Fund you are investing in at:

Meeder Funds
L-2569
Columbus, OH 43260-2569

Please Note: All subsequent investments by check are subject to a 10 business day hold on the check and redemptions may be rejected prior to the 10 business day hold (or hold being released).

Page 8	April 30, 2019

After your account is opened, you also may make subsequent investments by ACH from a bank or other financial institution which is a member of ACH.

●	To purchase shares of the Fund by ACH, call the Meeder Funds at 1-800-325-3539, or (614) 760-2159 for instructions.

●	The transfer agent will electronically debit your account at the financial institution identified on the account application for the amount of your purchase.

●

Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the transfer agent. Investments or redemptions via ACH may take up to three business days to settle.

●	The Fund does not charge a fee for the receipt of ACH funds.

●	Your bank may impose an ACH charge.

Each additional purchase request must contain the name on the account and the correct account number and Fund name to permit proper crediting to the account. If a check, wire transaction or ACH is received and there is no Fund identified and you own only one Fund, the investment will be credited to that Fund. If you own multiple funds within the Meeder Funds and no fund is identified, you must confirm the fund to be credited prior to the transaction being processed or the investment will be returned within 48 hours. Any subsequent investment received not in good order may result in a delay in processing the transaction. All additional purchases are made at NAV next determined after receipt of a purchase order by the Fund or authorized financial intermediaries.

When Purchases are Effective. The trade date for any purchase request received in good order will depend on the day and time Meeder Funds receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your order to purchase shares is priced at the next NAV calculated after your order is received in good order by the Fund; the Fund’s transfer agent, Mutual Funds Service Co.; or the Fund’s principal underwriter, Adviser Dealer Services, Inc. (“Distributor”). Only purchase orders received by the Fund in good order before 12:00 p.m. Eastern Time will be effective at that day’s NAV.

For purchases by check, the trade date for the purchase generally will be within two business days.

Generally, investments received by mail must be in “good order,” which means that the application is complete and accompanied by payment.

Trade requests in the Fund received by the Fund prior to 12:00 Noon ET will begin earning dividends on the day received, provided the Fund receives federal funds by the close of the Federal Reserve wire transfer system that day. Purchase orders received after 12:00 Noon, or for which wire payment is not received the same day, are effective the following day.

In the event that an order is placed by the cut-off time specified above but the related wire payment is not received by the Fund by the close of the Federal Reserve wire transfer system that same day, then either your order may not be effective until the next business day on which federal funds are timely received by the Fund, or the Fund reserves the right to cancel your purchase order and you will be liable for any resulting losses or fees incurred by the Fund or the Fund’s transfer agent.

Other Purchase Information

The Fund may limit the amount of purchases or refuse to sell shares to any person and for any reason. The Fund does not accept cash. Checks must be made payable to the Meeder Funds in U.S. dollars and drawn on a U.S. bank. If a shareholder’s check or wire is dishonored, the purchase and any dividends paid thereon will be reversed and the Fund will charge you a fee of $31.00 for each check or wire that is dishonored, in addition to any losses or fees incurred by the Fund or the Fund’s transfer agent. We reserve the right to change this fee at any time. The Fund has the right to stop offering shares or offer shares only on a limited basis, for a period of time or permanently for sale at any time. If shares are purchased with federal funds, they may be redeemed at any time thereafter as explained below.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or cancelled and the monies may be withheld.

Please note that your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

HOW TO REDEEM SHARES

You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. You may request a redemption by mail, telephone or fax. IRA accounts are not redeemable by telephone; an IRA distribution form must be completed and sent to the Meeder Funds. Contact your financial intermediary or call 1-800-325-3539, or (614) 760-2159 to request an IRA distribution form. You may also download a form on our website at www.meederinvestment.com.

April 30, 2019	Page 9

By Mail:

You may redeem any part of your account by sending a written request to your financial intermediary, if applicable, or to the Fund.

●	The redemption requests sent to the Fund must be initiated by an authorized trader on the account and contain the following information:

●	the Fund name;
●	your account number;
●	your address;
●	the dollar amount or number of shares you wish to redeem;
●	the signature(s) of all registered account owners (refer to account application for signature requirements); and
●	the Federal tax withholding election (for retirement accounts).

●	The redemption request should be sent to:

Meeder Funds
P.O. Box 7177
Dublin, Ohio 43017

●	In certain circumstances, a Medallion Signature Guarantee may be required. For more details, please see Medallion Signature Guarantee below.

●

Amounts withdrawn will be mailed to your address of record at the Meeder Funds, sent electronically via ACH, or wired to your bank of record. Shareholders requesting Priority Mail or overnight delivery will be charged for this service.

●	Redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.

By Telephone:

You may redeem shares by telephone by calling 1-800-325-3539, or (614) 760-2159.

●	If you wish to use the telephone redemption procedure, you must select this feature on the New Account Application.

●

Proceeds from telephone transactions will be mailed only to the names(s) and address of record and will only be executed if telephone redemptions are authorized on the account. Shareholders requesting Priority Mail or overnight delivery will be charged for this service.

●

For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will employ reasonable measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate security measures are taken, the transfer agent is not responsible for any loss, damage, cost or expenses in acting on such telephone instructions.

●	The Fund may terminate the telephone procedures at any time.

●

During periods of extreme market activity it is possible that you may encounter some difficulty in reaching us by telephone. If you are unable to reach us by telephone, you may request a redemption by mail or leave a message and a client services representative will return your call promptly. Please do not leave trade instructions on voicemail as these requests will not be honored.

When making your initial investment in the Fund, you may choose to participate in the Systematic Withdrawal Program. This program allows you to automatically sell your shares and receive regular distributions from your account. For more information about the Systematic Withdrawal Program, see Other Client Services – Systematic Withdrawal Program.

Medallion Signature Guarantee. A signature guarantee may be required when a request is received in writing to redeem shares. A Medallion Signature Guarantee helps protect you against fraud. Meeder may require that your request be made in writing and include a signature guarantee in the following circumstances:

●	You request redemption of shares exceeding $100,000 in value;

●	You request transfer of cash or securities to an account with a different registration;

●	Your account address has been changed within the last 15 days;

●	Your bank account or wire instructions were changed within the last 15 days;

●	You request payment of funds to someone other than an account owner;

●	You request payment of funds to an address other than the address of record.

You can obtain a Medallion Signature Guarantee from most banks, broker-dealers, credit unions or savings associations. A notary public cannot provide a signature guarantee. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP).

Page 10	April 30, 2019

When Redemptions Are Effective. Redemption requests received by the Fund before 12:00 p.m. ET (or before the NYSE closes if it closes before 12:00 p.m. ET.) will be effective that day. Redemption requests received by the Fund after the close of the Fund are processed at the NAV determined on the following business day. The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed redemption request.

The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary or fund may charge a transaction fee to redeem shares.

When Redemptions Are Made. You may receive redemption proceeds by check, ACH, or federal wire transfer. In the event that ACH is impossible or impractical, the redemption proceeds will be sent by mail to the designated account. Amounts withdrawn by mail normally are sent by U.S. mail within one business day after the request is received, and are mailed no later than seven days after receipt of the redemption request. Amounts withdrawn by telephone normally are mailed or wired on the next bank business day following the date of the redemption request. You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Fund. Proceeds from the redemption of shares of the Fund normally will be wired the same day, if a request for a wire redemption is received prior to 12:00 Noon ET on any business day.

ACH Requests. You may request funds to be sent via ACH. Meeder Funds does not charge for this service. The Fund may hold proceeds for shares purchased by ACH up to three days and for shares purchased by check may be as long as ten business days until the purchase amount has been collected. In addition, if shares are purchased by check and there has been a recent address change on the account, the Fund’s transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected, which may take up to ten business days. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

As a special service, you may arrange to have amounts in excess of $3,000 wired in federal funds to a designated commercial bank account. To use this procedure, please designate on the New Account Application a bank and bank account number to receive the wired proceeds. The Fund reserves the right to charge $15 a wire at any time. The shareholder may also be charged a similar fee from the receiving bank.

Additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians, or other fiduciaries.

If you hold shares in the Fund and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the Fund at the NAV next calculated on the day of the investment.

Liquidity Fees and Redemption Gates

If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose as soon as the same day liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose as soon as the same day a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund. “Weekly liquid assets” include (i) cash; (ii) direct obligations of the U.S. Government; (iii) Government securities issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, that are issued at a discount to the principal amount to be repaid at maturity without the provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

Liquidity fees and redemption gates are most likely to be imposed, if at all, during times of extraordinary market stress. The Board generally expects that a redemption gate would be imposed prior to notification to shareholders and financial intermediaries that a gate would be imposed. Additionally, the Board generally expects that a liquidity fee would be implemented, if at all, after the Fund has notified financial intermediaries and shareholders that a liquidity fee will be imposed (generally, applied to all redemption requests processed at the first NAV calculation on the next business day following the announcement that the Fund will impose a liquidity fee), although the Board, in its discretion, may elect otherwise.

The imposition and termination of a liquidity fee or redemption gate will be reported by the Fund to the SEC on Form N-CR. Such information will also be available on the Fund’s website. In addition, the Fund will communicate such action through a supplement to its registration statement and may further communicate such action through a press release or by other means. If a liquidity fee is applied by the Board, it will be charged on all redemption orders submitted after the effective time of the imposition of the fee by the Board. Liquidity fees would reduce the amount you receive upon redemption of your shares. In the event the Fund imposes a redemption gate, the

April 30, 2019	Page 11

Fund or any financial intermediary on its behalf will not accept redemption requests until the Fund provides notice that the redemption gate has been terminated.

Redemption requests submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request.

Redemption requests that are verifiably submitted prior to imposition of a fee or gate to the financial intermediary or the Fund, as applicable, in the Fund’s sole determination, will be honored free of the fee or gate.

Liquidity fees and redemption gates will generally be used to assist the Fund to help preserve its market–based NAV per share. The liquidity fee may help the Fund to moderate redemption requests by allocating liquidity costs to those shareholders who impose such costs on the Fund through their redemptions. It is possible that a liquidity fee will be returned to shareholders in the form of a distribution. The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Fund. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once a Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect. When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of the Fund.

There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the Fund, and such tax treatment may be the subject to future Internal Revenue Service (IRS) guidance. If the Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

Financial intermediaries are required to promptly take the steps requested by the Fund or their designees to impose or help to implement a liquidity fee or redemption gate as requested from time to time, including the rejection of orders due to the imposition of a fee or gate or the prompt re-confirmation of orders following a notification regarding the implementation of a fee or gate. If a liquidity fee is imposed, these steps are expected to include the submission of separate, rather than combined, purchase and redemption orders from the time of the effectiveness of the liquidity fee or redemption gate and the submission of such order information to the Fund or its designee prior to the next calculation of the Fund’s NAV. Unless otherwise agreed to between the Fund and financial intermediary, the Fund will withhold liquidity fees on behalf of financial intermediaries. With regard to such orders, a redemption request that the Fund determines in its sole discretion has been received in good order by the Fund or its designated agent prior to the imposition of a liquidity fee or redemption gate may be paid by the Fund despite the imposition of a redemption gate or without the deduction of a liquidity fee.

Where, pursuant to authorization from the Fund, a financial intermediary accepts trade orders on the Fund’s behalf, upon the Fund’s reasonable request, the financial intermediary is expected to promptly provide the Fund or the shareholder servicing agent with information regarding the timing of its acceptance of such trade orders for purposes of, among other things, validating which NAV calculation applied to such trades and determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto. Where a financial intermediary serves as the Fund’s agent for the purpose of receiving orders, trades that are not transmitted to the Fund by the financial intermediary before the time required by the Fund or the transfer agent may, in the Fund’s discretion, be processed on an as-of basis, and any cost or loss to the Fund or transfer agent or their affiliates, from such transactions shall be borne exclusively by the financial intermediary.

Emergency Circumstances

Meeder Funds can suspend or postpone payment of redemption proceeds up to seven calendar days. Meeder Funds may postpone or suspend payment of redemption proceeds after the seven calendar days when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, such as emergency circumstances, as determined by the Securities and Exchange Commission. In the unlikely event that the Fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets and the Board of Trustees, including a majority of trustees who are not interested persons of the Fund, irrevocably has approved the liquidation of the Fund, the Fund’s Board of Trustees has the authority to suspend redemptions of Fund shares.

Check-Writing Redemption Procedure: The Fund will provide a supply of checks to any shareholder when requested. These checks are mailed to your address of record normally within two to three weeks following the date of the initial account investment. These checks may be used to draw against your Fund account. Checks may be written in any amount greater than $100. To use this privilege you must complete the check-writing redemption feature on the New Account Application form and complete the signature card, or notify the Fund after making an initial investment. The Fund reserves the right to charge for Fund checkbook orders.

Page 12	April 30, 2019

A commercial check package consisting of 300 checks is available for a nominal charge. If you are interested in a commercial check package, you should contact the Fund for additional information at 1-800-325-3539 or (614) 760-2159.

Checkbooks for new Fund account applications will not be ordered until the account application is in good order.

Checks are considered drafts. You may not be able to use them to get cash immediately from a bank and may not be able to use them to set up electronic banking or bill paying services. Do not make a check payable to cash.

When a check is presented to the bank for payment, the bank (as your agent) will cause the Fund to redeem sufficient shares to cover the amount of the check. Shares continue earning dividends until the day on which the check is presented to the bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed NAV, the bank will only accept checks for payment which are presented through normal bank clearing channels. If shares are purchased by check, the Fund’s transfer agent will return checks drawn on those shares, or any portion thereof, until the check(s) used to purchase the shares has cleared (subject to the ten business day hold). If you anticipate check redemptions soon after you purchase shares, you are advised to wire payment to avoid the return of any check(s). If the amount of the check is greater than the value of the shares held in your account, the check will be returned and your account will be charged a fee of $36. We reserve the right to change this fee at any time. To avoid the possibility that a check may not be accepted due to insufficient share balances, you should not attempt to withdraw the full amount of an account or to close out an account by using this procedure. If the signature on the check does not match the signature card completed prior to receiving a book of checks, the check will be rejected. The Fund, the transfer agent and the bank will not be liable for any loss or expenses associated with returned checks. Use of this procedure will be subject to the bank’s rules and regulations governing checking accounts.

Because it is not possible to determine your account’s value in advance, you should not write a check for the entire value of your account or try to close your account by writing a check.

You may request a stop payment on any check and the transfer agent will attempt to carry out your request. The transfer agent cannot guarantee that such efforts will be successful. Because the bank charges the Fund for this service, your account will be charged a $36 fee for any stop payment request that becomes effective. No fee, other than those specified above, will be charged to you for participation in the check-writing redemption procedure or for the clearance of any checks. We reserve to the right to change this fee at any time. The stop payment shall be effective for six months. The stop payment may be renewed for an additional six months if requested in writing.

A check-writing redemption request which is verifiably submitted to the Fund or the Fund’s agent before a liquidity fee or redemption gate is imposed will be considered a valid redemption and will be processed normally.

Accounts With Low Balances. The Fund incurs certain fixed costs in maintaining shareholder accounts. Therefore, if your account value is less than $2,500 ($400 for an IRA account; $9,000 for Asset Allocation Accounts), the account will be subject to an annual fee of $25.00. You will receive notification 60 days prior to the date the fee is deducted. If the year to date average daily balance is above the minimums no charge will be assessed to the account. This fee also will not be charged to group retirement accounts that are making continuing purchases and certain accounts held by broker-dealers through the National Securities Clearing Corporation.

The Fund also reserves the right to redeem your shares and close your account if redemption activity brings the value of your account below $2,500 ($400 for an IRA account; $9,000 for Asset Allocation Accounts) or you have opened your account for less than the minimum purchase amount and do not purchase additional shares to meet the minimum balance requirement. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may purchase additional shares to increase the value of your account to the minimum amount within the 30-day period. Each share of the Fund also is subject to involuntary redemption at any time if the Fund’s Board determines to liquidate the Fund.

Incidental Costs. The only costs associated with the Fund are described in the Fund Expenses section and certain incidental fees associated with specific services on accounts. These fees include an annual maintenance fee of $10 assessed by the custodian for IRA and Coverdell ESA accounts and a $20 fee per account will be assessed to close out an IRA or Coverdell ESA balance at the time of redemption. We reserve the right to change any of the above fees after notice to you.

Meeder Funds may charge a fee for certain services, such as providing historical account documents and copies of checks.

Additional Information About Redemptions. The Fund reserves the right to request a Medallion Signature Guarantee request in writing for share redemptions valued $250,000 or more.

Identity and Fraud Protection. On every shareholder request received, the transfer agent will employ reasonable measures to verify the identity of the initiator, such as requesting

April 30, 2019	Page 13

verification of account name, account number, SSN and other relevant information. If appropriate security measures are taken, the transfer agent is not responsible for any loss, damage, cost or expenses in acting on such instructions.

Please take precautions to protect yourself from fraud. It is important to keep your account information private, and immediately review any account statements or other information that are provided to you from Meeder Funds. Please contact Meeder Funds immediately about any transactions or changes to your account that you believe are unauthorized.

EXCHANGE PRIVILEGE

You may exchange shares of the Fund for shares of any other fund within the Meeder Funds that is available for sale in your state at their respective NAVs, subject to meeting shareholder eligibility requirements as described in such fund’s Prospectus. Exchanges are subject to applicable minimum initial and subsequent investment requirements. Before exchanging into a fund within the Meeder Funds, you should read its Prospectus. There may be additional requirements if the following apply:

●	You wish to register a new account in a different name;

●	You wish to add telephone redemption or exchange privileges to an account; or

●

You wish to have check-writing redemption privileges in the Fund account (A new account application is not required but will need a Medallion Signature Guarantee request by all registered account owners).

Please call Meeder Funds Client Services at 1-800-325-3539 for more information.

Exchange requests may be directed to the Fund by mail, fax or telephone.

By Mail or Fax:

●	Mail your exchange request to:

Meeder Funds
P.O. Box 7177
Dublin, Ohio 43017

●	The exchange request must be signed exactly as your name appears on the Fund’s account records.

●	Requests must be signed by all registered account owners and include account specific information like account number and tax identification.

Any requests received via mail or fax may be verified by telephone with registered owners. For faxed requests, please fax to 614-766-6669.

By Telephone:

●	You may make exchanges by telephone only if you selected the telephone redemption feature on your New Account Application

●	Exchange requests may be made by telephone by calling 1-800-325-3539, or (614) 760-2159.

●	Exchanges must be made within the same account number.

●	To transfer shares from one account to another account, the registration of accounts must be identical or be subject to Medallion Signature Guarantee rules.

Requests to exchange shares of the Fund for shares of another fund within the Meeder Funds must be received prior to 12:00 p.m./Noon, ET and will be effective the same day as receipt. Exchange requests received by the Fund or an authorized financial intermediary after the times listed above are processed at the NAV determined on the following business day.

The exchange of shares of one fund within the Meeder Funds for shares of another fund within the Meeder Funds is treated for federal income tax purposes as a sale of the shares redeemed. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

An exchange may be delayed briefly if redemption proceeds are not immediately available for purchase of the newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, the Fund may reject any exchange request and limit your use of the exchange privilege.

OTHER CLIENT SERVICES

Direct Deposit

Additional investments of $2,500 or more may be directly deposited into your account. If you wish to have a financial institution electronically transfer funds into your account, you should contact the Fund for information on this service by calling 1-800-325-3539 or (614) 760-2159. There is no charge for this service, although the financial institution debiting your account may charge a fee for this service.

Systematic Withdrawal Program

This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be selected by completing the appropriate section of the New Account

Page 14	April 30, 2019

Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted. If the systematic withdrawal amount exceeds the account balance, the withdrawal will be processed for the remaining account balance and the account will be closed. You may make additional investments to the account and may change or stop the systematic withdrawal program at any time. There is no charge for this program.

Sub-Accounting for Institutional Investors

The Fund’s optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Fund.

SHORT-TERM TRADING POLICY

Because the Fund is intended for short-term investment horizons, the Fund does not monitor for market timers or prohibit short-term trading activity. Although the Fund is managed in a manner that is consistent with its investment objective, frequent trading by shareholders may disrupt management of the Fund and increase Fund expenses.

Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this Prospectus to fully understand the market timing policies applicable to you.

DISTRIBUTION FEES

Pursuant to the Fund’s 12b-1 Plan, the Fund and/or its Distributor are authorized to make 12b-1 payments to financial intermediaries, securities brokers, investment advisers, investment performance consultants and other professionals, as well as platform providers (collectively, “Third Party Intermediaries”), which agree to provide distribution, sales, and promotional services and other services for the Fund and/or the Fund’s shareholders. In addition, the Distributor, the Adviser or other affiliates of the Adviser may retain a portion of the Rule 12b-1 fees as partial reimbursement for costs incurred by such entities in connection with providing distribution, sales and promotional services, shareholder services and other services to the Fund. The Fund may pay up to 0.20% of its average daily net assets pursuant to the Fund’s Rule 12b-1 Plan.

12b-1 payments to Third Party Intermediaries under the Rule 12b-1 Plan may cover program support, such as expenses related to: (1) including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (2) marketing support, such as providing representatives of the Distributor or the Adviser access to sales meetings, sales representatives, and management representatives; (3) firm support, such as business planning assistance, advertising, and assistance with educating Third Party Intermediaries’ sales personnel about the Fund and shareholder financial planning needs; (4) providing shareholder and administrative services; and (5) providing other distribution-related or asset retention services.

Because the Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payment of Additional Compensation

On occasion, the Distributor, the Adviser or its affiliates may make payments out of its own resources and legitimate profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to Third Party Intermediaries and other persons as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services, shareholder services, marketing and/or processing support. These payments are often referred to as “additional cash compensation.” The payments are made pursuant to agreements between Third Party Intermediaries and the Distributor, the Adviser or its affiliates.

Additional cash compensation payments may be used to pay Third Party Intermediaries for transaction support, including any one-time charges for establishing access to the Fund’s shares on particular trading systems (known as “platform access fees”), as well as for the range of services that my otherwise be covered by Rule 12b-1 payments. Additional cash compensation payments generally are structured as basis point payments on gross or net new sales, on gross or net prior sales that remain invested in the Fund, or, in the case of platform access fees, fixed dollar amounts.

The Adviser or its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

April 30, 2019	Page 15

DIVIDENDS AND DISTRIBUTIONS

Investment Income and Capital Gains. The Fund may earn dividends and interest (i.e., investment income) on its investments. In addition, when the Fund sells a security for a price that is higher than it paid, it records a gain. When the Fund sells a security for a price that is lower than it paid, it records a loss. If the Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If the Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund’s gains and losses are netted together to produce net capital gains or net capital losses. As a shareholder, you will receive your share of the Fund’s investment income and net capital gains.

Distributions. The Fund’s net investment income and short-term capital gains are paid to you as ordinary dividends. The Fund’s long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the Fund’s “distributions.” The Fund distributes substantially all of its net investment income as dividends to shareholders on a monthly basis. The Fund distributes capital gains, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Investments in the Fund received by the Fund prior to 12:00 noon ET will begin earning dividends on the day received, provided the Fund receives “federal funds” by the close of the Federal Reserve wire transfer system that day. Purchase orders which are received after 12:00 noon ET, or for which wire payment is not received, are effective the following day. For purchases by check, the trade date for the purchase generally will be within two business days.

Dividend Reinvestment. Most investors have their dividends reinvested in additional shares of the same Fund or another owned fund meeting the fund minimum requirements. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested in additional shares of the same Fund at the applicable NAV on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable or the check is not cashed within six months of the date of the check, your check may be invested in additional shares of the same Fund at the NAV next calculated on the day of the investment. Dividend distributions of less than $10 are automatically reinvested in the Fund and cannot be paid in cash. The $10 dividend distribution threshold applies to all account types including IRAs. You may elect to have distributions $10 and over on shares held in IRAs paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. Foreign governments may impose taxes on the income and gains from any investments in foreign securities. These taxes will reduce the amount of the Fund’s distributions to you.

There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a fund, and such tax treatment may be the subject to future IRS guidance. If the Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

Taxation of Distributions. Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Fund are expected to consist primarily of ordinary income; however, the nature of the Fund’s distributions could vary in any given year. The IRS has exempted from the “wash sale” rule dispositions of shares of floating NAV funds, such as the Fund.

At the end of the calendar year, the Fund will send to you an Internal Revenue Service Form 1099 setting forth the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gain dividends will be

Page 16	April 30, 2019

taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 20%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

The Fund may incur net capital losses, which can be carried forward to subsequent tax years. These loss carry forwards may be applied against subsequent capital gains within the Fund, thus reducing or eliminating capital gains distributions to shareholders of the Fund. Information regarding capital loss carry forwards, if any, including the amount available and the expiration date, can be found in the Meeder Funds Annual Report.

U.S. Government Interest. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The Fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

State Taxes. Ordinary dividends and capital gain distributions that you receive from the Fund and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax. The holding of Fund shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the Fund.

Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to the plan, but you will be required to report Fund distributions on your income tax return when your qualified plan makes payments directly to you. In general, these plans or accounts are governed by complex tax rules. In addition, special rules apply to payouts from Roth IRAs. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Dividends-Received Deduction. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from the Fund.

Buying a Dividend. If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the Fund’s NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”

Selling Shares. Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at a maximum rate of 20%. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Backup Withholding. By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions or proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid. You should be aware that the Fund may be fined $50 annually by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

SHAREHOLDER REPORTS AND OTHER INFORMATION

Statements, Reports and Prospectuses. The Fund or your financial intermediary will send you quarterly account statements and other Fund materials and reports. If you have an account directly with the Meeder Funds, you may elect to receive electronic copies of account statements, Prospectuses, shareholder reports and other Fund information. To select this option, visit www.meederinvestment.com and enroll in the Meeder Funds electronic delivery program. After enrolling and activating your account, you will receive e-mail notifications when Fund documents are available to be viewed and downloaded. You also may view your accounts online, as well as obtain account transactions and balance information at www.meederinvestment.com.

April 30, 2019	Page 17

The Fund or your financial intermediary will send you a monthly confirmation statement for all transactions for the Fund unless the only transactions are dividends. Your confirmation statement will be mailed or available within five business days following month/quarter end.

Householding. To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each Prospectus, annual and semi-annual report and annual notice of the Fund’s privacy policy to shareholders having the same last name and address. The consolidation of these mailings, called “householding”, benefits the Fund by reducing mailing expense. If you want to receive multiple copies of these materials, you may write to Mutual Funds Service Co. at 6125 Memorial Drive, Dublin, OH 43017 or call 1-800-325-3539. Individual copies of Prospectuses, reports and privacy notices will be sent to you commencing within 30 days after Mutual Funds Service Co. receives your request to stop householding.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distribution). The financial highlights have been audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

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Financial Highlights For the Periods Ended December 31,
		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (6)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Institutional Prime Money Market Fund (1)(2)(3)(4)
2018	$0.9999	0.0190	0.0000	0.0190	(0.0190)	0.0000	0.0000	(0.0190)
2017	$1.0001	0.0101	(0.0003)	0.0098	(0.0100)	0.0000	0.0000	(0.0100)
2016 (5)	$1.0000	0.0010	0.0001	0.0011	(0.0010)	0.0000	0.0000	(0.0010)

1

Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.
4

Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions are annualized for periods of less than one full year.

5	Commenced operations on October 7, 2016.

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		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (6)	Ratio of Expenses to Average Net Assets Before Fee Reductions (7)	Portfolio Turnover Rate

$0.9999	1.90%	$471,603	1.90%	0.16%	0.51%	N/A
$0.9999	0.96%	$296,547	1.01%	0.17%	0.56%	N/A
$1.0001	0.11%	$197,480	0.43%	0.24%	0.62%	N/A

6	Ratio of expenses to average net assets after fee reductions reflects contractual or voluntary waivers and reimbursements of expenses by the investment adviser and transfer agent.
7	Ratio of expenses to average net assets before fee reductions reflects the total expenses before reductions reported in the Statements of Operations.

April 30, 2019	Page 21

6125 Memorial Drive Dublin, Ohio 43017

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

Annual and Semiannual Reports

These reports include portfolio holdings, financial statements, performance information, the auditor’s report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund makes available its SAIs, annual reports and semi-annual reports, free of charge on the Fund’s website at www.meederinvestment.com. If you buy your shares through a financial intermediary, you should contact the financial intermediary directly for more information.

To request a free copy of the current annual report, semi-annual report or SAI, or to request other information about the Fund, or make shareholder inquiries, please write, call or e-mail us at:

Meeder Funds
6125 Memorial Drive
Dublin, OH 43017
614-760-2159
Toll Free: 1-800-325-3539
Fax: 614-766-6669
meederfunds@meederinvestment.com

Information about the Fund (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1590.

FUND’S INVESTMENT COMPANY ACT FILE No. 811-03462

MEEDER FUNDS

MEEDER INSTITUTIONAL PRIME MONEY MARKET FUND (FLPXX)

Statement of Additional Information Dated April 30, 2019

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Meeder Funds® dated April 30, 2018. A copy of the Prospectus may be obtained from the Meeder Funds®, at the above address, or by calling: 1-800-325-3539, or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

Investment Adviser	Transfer Agent
Meeder Asset Management, Inc.	Mutual Funds Service Co.

DESCRIPTION OF THE TRUST

Background. The Meeder Funds® Trust (the “Trust”) was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its 11 constituent funds is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees (the “Board”).

As stated in “Investment Policies and Other Matters,” except as otherwise expressly provided herein, the Meeder Institutional Prime Money Market Fund’s (the “Fund”) investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

For descriptions of the investment objectives and policies of the Fund, see “Investment Policies and Other Matters.” For descriptions of the management and expenses of the Fund, see “Investment Adviser” and “Officers and Trustees.”

Shares of Beneficial Interest. The Trust’s Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust’s existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund in the Trust represent an interest only in that fund’s assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other fund.

Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder’s investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

Trustee Liability. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Voting Rights. When matters are submitted for shareholder vote, shareholders of each fund within the Trust will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust’s outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust’s outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

INVESTMENT POLICIES AND RELATED MATTERS

General. The investment policies set forth below in this section represent the Fund’s policies as of the date of this Statement of Additional Information (“SAI”). Unless otherwise stated, the investment policies are not fundamental and all may be changed by the Trustees of the Fund without shareholder approval. The Fund’s investment adviser is Meeder Asset Management, Inc. (the “Adviser”).

Funding Agreements. The Fund may invest in funding agreements, also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Fund invests an amount of cash with an insurance company, and the insurance company credits such investment on a monthly basis with guaranteed interest that is based on an index. Funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Funding agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments.

The Fund will only purchase a funding agreement (i) when the Adviser has determined that the funding agreement presents minimal credit risks to the Fund, and (ii) if it may receive all principal of, and accrued interest on, a funding agreement upon written notice and within a period of time not to exceed 397 days. Because the Fund may not receive the principal amount of a funding agreement from the insurance company on seven days’ notice or less, the funding agreement is considered an illiquid investment. The percentage of assets in illiquid securities may not exceed 5% of the Fund’s assets. In determining average weighted portfolio maturity, a funding agreement will be deemed to have a maturity equal to the number of days remaining until the principal amount can be recovered through demand or the next interest reset date, whichever is earlier.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and non-government stripped fixed-rate mortgage-backed securities. Also, the Adviser may determine some restricted securities to be illiquid. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board.

The Fund’s total illiquid investment limitation is 5% of the Fund’s net assets.

Investment Company Securities. The Fund invests in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act, and the Fund’s investment objective. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (another mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act, provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public offering price which includes a sales load of more than 1½%, unless the Fund is relying on Rule 12d1-3 under the 1940 Act. Rule 12d1-3 allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) do not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”). for funds of funds. Rule 12d1-3 permits the fund investing in other funds to charge a sales load in excess of 1½% provided any sales charges and services fees charged by the Fund do not exceed the limits established by FINRA. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instructions from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees. Rule 12d1-1 also provides exemptive relief to allow investment in other money market funds in excess of the limits of Section 12(d) of the 1940 Act, subject to specified conditions.

Investment Grade Corporate Debt. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. All repurchase agreements will be “collateralized fully,” as defined under the 1940 Act. A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 5% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. In the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund’s current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Restricted Securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage.

Securities Lending. The Fund may lend securities to parties such as broker-dealers or institutional investors.

During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Fund may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Fund may lend up to 33-1/3% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good standing. Furthermore, they will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 102% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

U.S. Government Securities. The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

When-Issued and Delayed Delivery Securities. The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund’s Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund’s purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

INVESTMENT POLICIES AND RESTRICTIONS

Diversification. The Fund, in summary, may not invest in the securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer (or, affiliated persons, as defined in the SEC’s Rule 2a-7); provided that, the Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days after acquisition. Certain securities are not subject to this diversification requirement. These include: U.S. Government securities; certain repurchase agreements; and shares of certain money market funds. Rule 2a-7 imposes a separate diversification test upon the acquisition of a guarantee or demand feature. (A demand feature, in summary, is a right to sell a security at a price equal to its approximate amortized cost plus accrued interest). This policy may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

The Fund’s fundamental investment limitations cannot be changed without approval by a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this SAI are not fundamental and may be changed by the Board without shareholder approval. The following are the Fund’s fundamental investment limitations set forth in their entirety. The Fund:

(1)	May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4)	May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6)	May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7)	May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The fundamental limitations of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted non-fundamental limitations, set forth elsewhere in this document, which in some instances may be more restrictive than their fundamental limitations. Any changes in the Fund’s non-fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness.

The Fund computes its price per share for purposes of distribution, redemption and repurchase by rounding the Fund’s current net asset value per share to a minimum of the fourth decimal place. Rule 2a-7 under the 1940 Act prescribes portfolio quality, maturity, diversification, and liquidity standards. The Fund will be managed in accordance with the requirements of this rule.

The Fund will limit its purchases to investments in U.S. dollar-denominated money market securities of domestic and foreign issuers defined as Eligible Securities under Rule 2a-7, as follows:

* U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing.

* Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits, and other debt obligations. The Fund may invest in obligations issued or backed by U.S. banks. In addition, the Fund may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, U.S. branches or subsidiaries of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by U.S. government regulation.

The Fund may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may impact the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity, and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand, and asset quality and thereby impact the earnings and financial conditions of banks. Obligations of foreign banks, including Yankee obligations, are subject to the same risks that pertain to domestic issuers, notably credit risk and market risk, but are also subject to certain additional risks. These risks include adverse foreign political and economic developments, the extent and quality of foreign government regulation of the financial markets and institutions, foreign withholding taxes, and other sovereign action such as nationalization or expropriation.

* Commercial Paper. The Fund may invest in U.S. dollar-denominated commercial paper which is an Eligible Security under Rule 2a-7, consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months.

* Private Placement Commercial Paper. The Fund may invest in commercial paper issued in reliance on the “private placement” exemption set forth in Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and which may be sold to other institutional investors pursuant to Rule 144A under the 1933 Act. Rule 144A allows the Fund to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing such securities. Section 4(a)(2) and Rule 144A securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. While these securities may be resold in private transactions, the prices realized from these sales could be less than those originally paid by the Fund. In addition, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities and could make it difficult for the Fund to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Fund may be required to bear the expenses of registration. Pursuant to procedures adopted by the Trustees, the Adviser will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be liquid, then such security will not be deemed an Illiquid Security under Rule 2a-7.

* Corporate Obligations. The Fund may invest in U.S. dollar-denominated corporate obligations that are Eligible Securities under Rule 2a-7. Corporate obligations are fixed income securities issued by corporations. Bondholders, as creditors, have a prior legal claim over stockholders of the issuing corporation as to both income and assets for the principal and interest due to the bondholders.

* Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. All repurchase agreements will be “collateralized fully,” as defined under the 1940 Act. A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 5% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. In the event of a default by the seller, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund’s current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

* Investment Companies. The Fund may invest in securities of other registered investment companies that are Eligible Securities under Rule 2a-7. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

BOND RATINGS

The Fund limits its investments to instruments that, at the time of acquisition, meet the requirements of an Eligible Security as defined in Rule 2a-7. An Eligible Security is a security that the Adviser determines presents minimal credit risks to the Fund. In addition to analyzing certain specified factors when determining whether a security presents minimal credit risks to the Fund, the Adviser may consider the credit rating provided for the security, issuer, and/or guarantor by one or more Nationally Recognized Statistical Rating Organizations that the Adviser considers is reliable in assessing credit risk; however, no rating, or the absence of a rating, is dispositive in making such determination. Many bonds and other debt obligations are assigned credit ratings by ratings agencies such as Moody’s Investors Service (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Investors Service (“Fitch”). The ratings of Moody’s, S&P and Fitch represent their current opinions as to the creditworthiness of the issuers of the debt obligations rated by the ratings agencies. In determining credit ratings, ratings agencies typically evaluate each issuer’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect payment in the event of the issuer’s default.

While credit ratings may be helpful in evaluating the safety of principal and interest payments under debt obligations, credit ratings do not reflect the risk of market value fluctuations due to changes in interest rates, general economic activity, or other factors. Accordingly, even the highest rated debt obligation may experience wide price movements. Credit rating agencies may also fail to change credit ratings in a timely fashion to reflect events occurring subsequent to the initial ratings. Credit ratings are general and are not absolute standards of quality. Debt obligations with the same maturity, coupon, and rating may assume different valuations, while debt obligations of the same maturity and coupon with different ratings may have similar values.

Each ratings agency uses its own rating classification system to indicate the credit rating assigned to a particular debt obligation. In general, ratings agencies classify debt obligations into two categories for purposes of the ratings process: long term and short term. In the United States, the ratings agencies typically deem short term debt obligations to include commercial paper and other obligations with an original maturity of no more than 365 days. The following is a brief description of the applicable ratings symbols and their meanings for each of Moody’s, S&P, and Fitch.

Ratings for Long Term Debt Obligations

Rating	Description
AAA (S&P and Fitch) Aaa (Moody’s)	Debt obligations judged to be of the highest quality, with minimal credit risk. The issuer is determined to have an extremely strong capacity to pay principal and interest on the obligation.
AA (S&P and Fitch) Aa (Moody’s)	Debt obligations judged to be of high quality, with very low credit risk. The issuer is determined to have a very strong capacity to pay principal and interest on the obligation.
A (S&P, Fitch, and Moody’s)	Debt obligations judged to be of upper-medium grade quality, with low credit risk. The issuer is determined to have a strong capacity to pay principal and interest on the obligation.
BBB (S&P and Fitch) Baa (Moody’s)	Debt obligations judged to be of medium grade quality, with moderate credit risk and certain speculative characteristics. Adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the last of the ratings categories commonly referred to as “investment grade.”
BB (S&P and Fitch) Ba (Moody’s)	Debt obligations judged to have speculative elements and are subject to substantial credit risk. The issuer may face major ongoing uncertainties, and adverse economic conditions may weaken the ability of the issuer to pay principal and interest on the obligation. This is the first of the ratings categories commonly referred to as “below investment grade,” “noninvestment grade” or “speculative grade.”
B (S&P, Fitch, and Moody’s)	Debt obligations judged to be speculative and subject to high credit risk. Although the issuer currently has the capacity to make principal and interest payments on the obligation, adverse economic conditions will likely impair the ability of the issuer to meet those financial commitments.
CCC (S&P and Fitch) Caa (Moody’s)	Debt obligations judged to be of poor standing and subject to very high credit risk. Such obligations are currently vulnerable to nonpayment by the issuer, particularly in the event of adverse economic conditions or changing circumstances.
CC (S&P and Fitch) Ca (Moody’s)	Debt obligations judged to be highly speculative. These obligations are likely in, or very near, default, with some prospect of recovery of principal and interest.
C (S&P, Fitch, and Moody’s)	Debt obligations that are currently highly vulnerable to nonpayment, debt obligations that permit payment arrearages, or debt obligations of an issuer that is the subject of a bankruptcy petition or similar action but has not yet experienced a payment default. These obligations have little prospect for recovery of principal and interest.
D (S&P, Fitch, and Moody’s)	Debt obligations that are currently in payment default.

Moody’s may include the numerical modifiers “1”, “2” or “3” to any debt obligation rated Aa through Caa to indicate the relative standing of that obligation within its principal rating category. Similarly, S&P and Fitch may include a “+” or “-” to any debt obligation rated AA through CCC to indicate the relative standing of that obligation within its principal rating category. These ratings are sometimes presented in parentheses preceded with “Con.” (Moody’s) or “p” (S&P and Fitch), indicating that the obligations are rated conditionally/provisionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition may be rated in this fashion. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

Ratings for Short Term Debt Obligations

Rating	Description
A-1 (S&P) F1 (Fitch) P-1 (Moody’s)	Issuer has a superior ability to repay its short term debt obligations. S&P and Fitch may also designate this type of obligation with a “+” to indicate that the issuer’s capacity to repay the obligation is extremely strong.
A-2 (S&P) F2 (Fitch) P-2 (Moody’s)	Issuer has a strong ability to repay its short term debt obligations, though repayment of these obligations is somewhat more susceptible to adverse economic conditions than obligations in the higher rated category.
A-3 (S&P) F3 (Fitch) P-3 (Moody’s)	Issuer has an acceptable ability to repay its short term debt obligations. Adverse economic conditions are more likely to weaken the ability of the issuer to meet its financial commitments on these types of obligations.
NP (Moody’s)	To the extent a short term debt obligation does not fall into one of the three previous categories, Moody’s identifies that obligation as NP or Not Prime.
B (S&P and Fitch)	The short term debt obligation is judged to have significant speculative characteristics. Although the issuer currently has the capacity to meet financial commitments on these obligations, the issuer faces ongoing uncertainties which could affect the issuer’s ability to meet those commitments. S&P may further delineate this ratings category into “B-1,” “B-2” or “B-3 to indicate the relative standing of an obligation within the category.
C (S&P and Fitch)	The short term debt obligation is currently vulnerable to nonpayment, and the issuer is dependent on favorable economic conditions to continue to meet its commitments on the obligation.
D (S&P and Fitch)	The short term debt obligation is in payment default.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s complete portfolio holdings as of the last business day or subsequent calendar day of the preceding month ordinarily are posted on www.meederinvestment.com by no later than the fifth  business day of the following calendar month. This posted information generally remains accessible for a period of not less than six months. The Fund publishes or will publish on its website the following:

•	A schedule of its portfolio holdings (and certain related information as required by Rule 2a-7, including the Fund’s weighted average maturity and weighted average life) as of the last business day or subsequent calendar day of the preceding month, beginning no later than the fifth business day of the month. This information will be available on the Fund’s website for at least six months.

•	The Fund files more detailed monthly portfolio holdings information with the SEC on Form N-MFP (current as of the last business day of the previous month or any subsequent calendar day of the month) no later than five business days after the end of each month. The Fund’s website will contain a link to an SEC website where the Fund’s most recent 12 months of publicly available information may be obtained.

•	A graph or other depiction showing the Fund’s daily and weekly liquid assets and daily inflows and outflows as of the end of each business day during the preceding six months, as of the end of the preceding business day.

•	A graph or other depiction showing the Fund’s current market-based net asset value per share (rounded to the fourth decimal place), as of the end of each business day during the preceding six months, as of the end of the preceding business day.

•	In the event that the Fund files information regarding certain material events with the SEC on Form N-CR, the Fund will disclose on its website certain information that the Fund is required to report on Form N-CR. Such material events include the provision of any financial support by an affiliated person of the Fund, a decline in weekly liquid assets below 10% of the Fund’s total assets, or the imposition or termination of a liquidity fee or redemption gate. This information will appear on the Fund’s website no later than the same business day on which the Fund files Form N-CR with the SEC and will be available on the Fund’s website for at least one year.

The Fund does not disseminate nonpublic information about portfolio holdings except as provided below.

The Fund allows disclosure of nonpublic portfolio holdings information to the Adviser and affiliates of the Adviser only for the purposes of providing services to the Fund.

The Fund permits nonpublic portfolio holdings information to be shared with pricing services, custodians, independent auditors, brokers in portfolio transactions for the Fund, any securities lending agents, and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below. No compensation or other consideration is received by the Fund, its Adviser, or any other party in connection with any such arrangements to share portfolio holdings information.

Prior to any disclosure of the Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, the Trust’s Chief Compliance Officer must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Fund’s nonpublic portfolio holdings information will be provided to the Board.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Adviser pursuant to authority contained in the investment advisory agreement. The Adviser is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer’s execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Fund expenses.

The Fund may execute portfolio transactions with broker-dealers that provide research and execution services to the Fund or other accounts over which the Adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Adviser (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Adviser’s investment staff based upon the quality of research and execution services provided.

The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Adviser in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of the Adviser’s other clients may be useful to the Adviser in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Adviser’s normal independent research activities; however, it enables the Adviser to avoid the additional expenses that could be incurred if the Adviser tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser’s overall responsibilities to the Fund and its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser under which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund’s gross expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

The Board of the Fund periodically reviews the Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and reviews the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

From time to time, the Board of the Fund will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities. The Board intends to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

Although each fund within the Trust has the same Board and officers, investment decisions for each fund within the Trust are made independently from those of other portfolios managed by the Adviser or accounts managed by affiliates of the Adviser. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the fund’s Board to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as one of the funds is concerned. In other cases, however, the ability of a fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Board of the Trust that the desirability of retaining the Adviser as investment adviser to each fund within the Trust outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or gates on redemptions. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund. These liquidity fee and gate powers described above will be available to the Board by October 14, 2016 .

The Board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the Fund and its shareholders. Also, liquidity fees and redemption gates will automatically terminate at the beginning of the next business day once the Fund’s weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period. When a fee or a gate is in place, the Fund may elect not to permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a fee or a gate is in effect.

The Board may, in its discretion, permanently suspend redemptions and liquidate if, among other things, the Fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets.

When a fee or a gate is in place, shareholders will not be permitted to exchange into or out of the Fund.

If a liquidity fee is imposed during the day, an intermediary who receives both purchase and redemption orders from a single account holder is not required to net the purchase and redemption orders. However, the intermediary is permitted to apply the liquidity fee to the net amount of redemptions (even if the purchase order was received prior to the time the liquidity fee was imposed).

VALUATION OF PORTFOLIO SECURITIES

Money market instruments (certificates of deposit, commercial paper, etc.) in the Fund, having maturities of 60 calendar days or less, are valued at amortized cost if that is their fair value and not materially different from market value.

Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

Securities and other assets for which there is no readily available market are valued in good faith in accordance with policies set forth by the Board. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of the Board, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

Generally, the valuation of corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE.

The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund’s net asset value. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board.

Other assets, which include cash, prepaid and accrued items, and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

Net Asset Value. Charts and graphs using the Fund’s net asset values and benchmark indices may be used to exhibit performance.

Moving Averages. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week’s adjusted closing net asset value for a specified period. A short-term moving average is the average of each day’s adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

Historical Fund Results. The Fund’s performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund’s performance may be compared to mutual fund performance indices prepared by Lipper.

From time to time, the Fund’s performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Fund to one another in appropriate categories over specific periods of time may also be quoted in advertising.

In advertising materials, the Trust may reference or discuss its products and services, which may include: the Fund; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from monthly market commentaries and quarterly progress reports which are provided free of charge to the Fund’s shareholders.

COMPARATIVE PERFORMANCE INFORMATION

Comparative performance information may be used from time to time in advertising or marketing information relative to the Fund, including data from Lipper, Crane Data, iMoneynet, Morningstar Mutual Fund Report, other publications, various indices or results of the Consumer Price Index, other mutual funds or investment or savings vehicles.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The net asset values for the Fund are determined each business day that the Federal Reserve System is open and are calculated at noon, Eastern Standard Time. The net asset value is not calculated on the observance of New Year’s Day, Martin Luther King, Jr., Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on days that the Federal Reserve System is closed. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund’s net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Adviser expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

Shareholders of each fund that is a series of the Meeder Funds (each a “Meeder Funds Fund”) will be able to exchange their shares for shares of Meeder Funds Fund, provided such shareholder meets any applicable shareholder eligibility requirements, unless the shareholder has elected otherwise on their new account application. No additional fee or upfront sales load will be imposed upon the exchange.

Additional details about the exchange privilege and prospectuses for the Fund is available from MFSCo or the Distributor. The exchange privilege may be modified, terminated or suspended on 60 days’ notice and the Fund has the right to reject any exchange application relating to such fund’s shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Adviser’s judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Minimum Initial Investment Waivers. The minimum initial and additional investments set forth in the prospectus may be waived by the Fund’s management for purchases by former shareholders of the Meeder Prime Money Market Fund who received shares of the Fund as a result of transfer during October 2016 whose money market fund account record remains active on the Fund’s transfer agency system. An account remains on the transfer agency system indefinitely if a balance is maintained or for a period of at least six months for zero-balance accounts. The minimum initial and additional investments set forth in the prospectus may also be waived for institutional clients with investment advisory agreements with the Adviser.

Related shareholders or shareholder accounts of the Fund may be aggregated in order to meet the minimum initial investment requirement. The following are examples of relationships that may qualify for aggregation:

•	Related business entities, including:

(i) Corporations and their subsidiaries;

(ii) General and limited partners; and

(iii) Other business entities under common ownership or control.

•	Shareholder accounts that share a common tax-identification number.

•	Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Purchases in Kind. The Trust, in its sole discretion, may permit investors to make an investment by a contribution of securities in-kind. Such investors will be required to pay any brokerage or other transaction costs arising in connection with contributing the subject securities. The purchase price per share for investors purchasing shares in-kind shall be the net asset value next determined after acceptance by the Fund of the investor’s purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Advisor to determine whether the Fund will accept the investor’s proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The securities provided to the Fund will be valued consistent with the valuation procedures used to calculate the Fund’s net asset value. At the time of the purchase, all dividends, distributions and subscription or other rights will become the property of the Fund, along with the securities. The Trust reserves the right to amend or terminate the practice of accepting purchases in-kind at any time. Investors should know that an in-kind purchase of shares of a Fund may result in taxable income; an investor desiring to make an in-kind purchase should consult its tax advisor.

Systematic Withdrawal Program. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. MFSCo acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

INVESTMENT ADVISER

Meeder Asset Management, Inc. is the investment adviser and manager for each of the Funds in the Trust. Pursuant to the terms of the Investment Advisory Contract, the Adviser has agreed to provide an investment program within the limitations of each Fund’s investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services that are provided by each Fund’s custodian, transfer agent, principal underwriter, independent accountants, legal counsel, distribution, shareholder servicing and investment advisory services provided by any other adviser.

The Investment Advisory Contract for the Funds was separately approved by a vote of a majority of the Trustees, including a majority of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund. The contract is to remain in force so long as renewal thereof is specifically approved annually by a majority of the Trustees or by vote of a majority of outstanding shares of each Fund, and in either case by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on such renewals. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days’ prior written notice by Majority Vote of the Fund, by the Board, or by the Adviser.

Under the terms of the Investment Advisory Contract with the Funds, the Adviser earns a fee, computed and accrued daily and payable in monthly installments based upon the average daily net assets of each fund as set forth below:

	First $100 million	Over $100 million
Institutional Prime Money Market	0.40%	0.25%

Management Fees

Fund	Accrued 2018	Accrued 2017	Accrued 2016
Institutional Prime Money Market Fund	$1,094,972	$686,305	$134,960

For fiscal year 2018, the Adviser agreed to reduce its fees and/or reimburse expenses of the Funds, voluntarily or contractually, to the extent necessary to limit the total operating expenses of each of the Funds, exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with investments in underlying funds, and extraordinary expenses. During this period, the Adviser’s waivers and/or reimbursements were voluntary.

Waived/Reimbursed Management Fees

Fund	Voluntary 2018	Voluntary 2017	Voluntary 2016
Institutional Prime Money Market Fund	$1,257,164	$796,890	$145,151

The Adviser was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Adviser is a wholly-owned subsidiary of Meeder Investment Management, Inc., a holding company which is controlled by Robert S. Meeder, Jr. through ownership of common stock. Meeder Investment Management, Inc. conducts business through its six subsidiaries, which include the Adviser, Meeder Asset Management, Inc.; Meeder Advisory Services, Inc., a registered investment adviser; Meeder Public Funds, Inc., a registered investment adviser; Mutual Fund Service Co., the Funds’ transfer agent and administrator; Meeder Insurance Services, LLC., an Insurance Company; and Adviser Dealer Services, Inc., a broker-dealer and principal underwriter to the Funds.

As of the date of this SAI, the Adviser’s officers and directors are as set forth as follows: Robert S. Meeder, Jr., President; Jason Click, Senior Vice President; Alaina V. Salonsky, Secretary; Timothy N. McCabe, Chief Legal Officer; Dale W. Smith, Chief Investment Officer Emeritus; Clint Brewer, Chief Investment Officer; Adam Ness, Chief Financial Officer and Chief Operating Officer; and Douglas R. Jennings, Chief Compliance Officer. Robert S. Meeder, Jr. is also President and a Trustee of the Trust.

The Adviser may use its resources to pay expenses associated with the sale of each Fund’s shares or services provided to each Fund’s shareholders. This may include payments to third parties such as banks, broker-dealers, investment advisers or other financial intermediaries that provide shareholder support services or engage in the sale of each Fund’s shares.

A team of persons are primarily responsible for the day-to-day management of the Funds. The team consists of Robert Meeder, Jr., Dale Smith, Clinton Brewer, Jason Headings, and Robert Techentin who are collectively referred to below as the “Portfolio Managers.”

As of December 31, 2018, the Portfolio Managers were responsible for the management of the following types of other accounts:

	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Funds	Assets	Accounts	Assets	Accounts	Assets
Robert S. Meeder, Jr.	11	$2,307,078,709	0	0	1041	$284,900,000
Dale Smith	11	$2,307,078,709	0	0	1041	$284,900,000
Clinton Brewer	11	$2,307,078,709	0	0	1,041	$284,900,000
Jason Headings	8	$1,557,106,273	1	144,290,873	931	$13,330,469,544
Robert Techentin	2	$512,356,877	1	144,290,873	3	$3,700,000

No portion of the listed assets was managed using a performance based advisory fee.

The Portfolio Managers and Investment Analysts are compensated for their services by the Adviser. All of the Portfolio Managers and Investment Analysts are paid a competitive base salary by the Adviser. Additionally, Portfolio Managers and Investment Analysts participate in an incentive compensation program that is based on the performance of the investment products that they manage, as well as an assessment of their overall contributions to the Investment Department and organization as a whole. Portfolio Managers and Investment Analysts are eligible to participate in the Adviser’s retirement plan.

The following table shows the dollar range of shares of the Funds beneficially owned by the Portfolio Managers as of April 15, 2019.

Fund	Robert Meeder, Jr.	Dale Smith	Clinton Brewer	Jason Headings	Robert Techentin
Institutional Prime Money Market	$500,001-$1,000,000	None	None	None	None

OFFICERS AND TRUSTEES

The Board oversees the management of the Trust and elects its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, positions and principal occupations during the past five years are listed below. The business address of each Trustee and Officer is 6125 Memorial Drive, Dublin, Ohio 43017.

Independent Trustees

Name, Year of Birth	Position Held	Director Since	Principal Occupation(s) and Outside Directorships During Past Five Years	Number of Funds Overseen	Other Directorships Held by Trustee During the Past 5 Years
STUART M. ALLEN (1961)	Trustee	2006	President of Gardiner Allen DeRoberts Insurance Agency, Inc.	11	N/A
ANTHONY V. D’ANGELO (1959)	Lead Independent Trustee	2006	General Manager of WSYX ABC 6/WTTE FOX-28/ WWHO television stations operated by Sinclair Broadcast Group (2014-present); Director of Sales (2004-2014).	11	N/A
JEFFREY R. PROVENCE (1969)	Trustee	2017	CEO, Premier Fund Solutions, Inc. (2001 to current). General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).	11	Blue Chip Investor Funds, PFS Funds

Interested Trustee

Name, Year of Birth	Position Held	Director Since	Principal Occupation(s) and Outside Directorships During Past Five Years	Number of Funds Overseen
ROBERT S. MEEDER, JR.(1961) [1]	Chairman of the Board; President	1992	President, Meeder Investment Management, Inc.	11

Officers

Name, Year of Birth	Position Held	Officer Since	Principal Occupation(s) and Outside Directorships During Past Five Years	Number of Funds Overseen
BRUCE E. MCKIBBEN (1969)	Treasurer	2002	Director/Fund Accounting and Financial Reporting, Mutual Funds Service Co.	11
DALE W. SMITH (1959)	Vice President	2006	Co-Chief Investment Officer, Meeder Investment Management, Inc.	11
DOUGLAS R. JENNINGS (1962)	Chief Compliance Officer	2017	Assistant General Counsel and Chief Compliance Officer, Meeder Investment Management, Inc.	11
ALAINA SALONSKY (1967)	Secretary	2017	Compliance Specialist, Meeder Investment Management, Inc.	11

[1]	Mr. Meeder is considered an “interested person” within the meaning of the 1940 Act on the basis of his affiliation with Meeder Investment Management, Inc.

All Trustees were nominated to serve on the Board based on his particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Stuart Allen. As a business owner, Mr. Allen brings budgeting and financial reporting skills to the Board. Mr. Allen’s experience provides the Board insight into the insurance and qualified plan markets.

Anthony D’Angelo. Mr. D’Angelo was elected to and continues to serve as a Trustee due to his marketing, strategic planning and budgeting skills. Mr. D’Angelo was elected as Lead Independent Trustee on December 8, 2010.

Jeffrey R. Provence. Mr. Provence joined the Board in 2017 and brings extensive mutual fund administration and financial reporting experience. Mr. Provence is the Chairman of the Audit Committee and is considered as an audit committee financial expert. Mr. Provence assists the Audit Committee in analyzing financial reports and determining the strategic direction of the Funds.

Robert S. Meeder, Jr. Mr. Meeder has been President of Meeder Asset Management, Inc., the Funds’ investment adviser, since 1992 and has worked in the investment management industry since 1986. Mr. Meeder brings operational, investment management and marketing knowledge to the Board.

FUND SHARES OWNED BY TRUSTEES AS OF APRIL 15, 2019

Dollar Range of Fund Shares Owned[1]	Stuart M. Allen	Anthony D’Angelo	Jeffrey R. Provence	Robert S. Meeder, Jr.
Meeder Institutional Prime Money Market Fund	None	None	None	Over $100,000
Aggregate Dollar Range[1] of Shares Owned in All Funds Within the Fund Complex Overseen by Trustee	Over $100,000	Over $100,000	$10,001 - $50,000	Over $100,000

[1]	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for “interested” trustees include shares owned through the Adviser’s retirement plan and 401(k) Plan.

Compensation Table

The following table shows the compensation paid by Fund Complex to the Trustees of the Funds during the fiscal year ended December 31, 2018.

COMPENSATION TABLE

Aggregate Compensation from the Fund[1]	Stuart M. Allen	Anthony D’Angelo	Jeffrey R. Provence	Robert S. Meeder, Jr.
Meeder Institutional Prime Money Market Fund	$305	$376	$334	None
Total Compensation From the Fund Complex[1]	$21,900	$26,900	$23,900	None

[1]	The Fund Complex consists of 11 investment funds/series, including Institutional Prime Money Market Fund.

Each Trustee who is not an "interested person" is paid a retainer of $2,500 per calendar quarter and receives a fee of $2,250 for each regular meeting attended in person or telephonically on behalf of the trust. The Lead Independent Trustee receives an additional retainer of $1,250 per calendar quarter. The Audit Committee Chairperson receives an additional retainer of $500 per calendar quarter and each member of the Audit Committee receives a fee of $500 for each Audit Committee meeting attended in person or telephonically. Each Independent Trustee may also receive $400 for attendance at a special meeting of the trust.

Compensation paid to Trustees includes cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2018, participating non-interested Trustees accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the funds as follows: Jeffrey R. Provence - $23,900, Stuart Allen - $21,900, and Anthony D’Angelo - $26,900.

Other Material Interests and Relationships

Mr. Allen is the Managing Partner of the Gardiner Allen Insurance Agency. Over the past two calendar years, his agency has provided insurance services to Funds, the Funds’ investment adviser, principal underwriter, and other related subsidiaries and parent entities. The insurance premiums for all policies placed by the Gardiner Allen Insurance Agency total approximately $255,000 annually. Gardiner Allen earns an annual brokerage fee of approximately $13,000 for its services and Mr. Allen earns a commission of approximately $3,000 for property and casualty insurance purchased by Meeder Investment Management, an entity that controls the Funds’ investment adviser and principal underwriter.

Board structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust and the Funds. The Board has engaged the Adviser to manage and/or administer the Funds and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund. The Board is currently composed of four Trustees, including three Independent Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act. In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting.

The Chairman of the Board is an “interested person” of the Fund. The Board has appointed an Independent Trustee to serve in the role of Lead Independent Trustee. The Lead Independent Trustee’s function is to enhance the efficiency and effectiveness of the Board with respect to fund governance matters. The Lead Independent Trustee, among other things, serves as a point person for the exchange of information between management and the Independent Trustees and coordinates communications among the Independent Trustees. The duties and responsibilities of the Lead Independent Trustee include recommending Board meetings and prioritizing Board meeting agendas, as well as making sure the Board receives reports from management on essential matters.

The use of an interested Chairman allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Lead Independent Trustee is able to focus Board time and attention to matters of interest to shareholders and ensure that the Independent Trustees are fully informed regarding management decisions. The Trustees have determined that an interested Chairman balanced by a Lead Independent Trustee is the appropriate leadership structure for the Board.

The Board maintains three standing committees: the Audit Committee, the Nominating Committee and the Compensation Committee. Each of the Committees is comprised of the following Independent Trustees of the Trust: Stuart M. Allen, Anthony D’Angelo and Jeffrey R. Provence.

The Audit Committee is generally responsible for recommending the selection of the Trust’s independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust’s financial reports and internal accounting. Mr. Provence qualifies as an "audit committee financial expert" and serves as Chairman of the Audit Committee.

The Trust’s Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust’s address at 6125 Memorial Drive, Dublin, Ohio 43017. Mr. D’Angelo is Chairman of the Nominating Committee.

The Compensation Committee is generally responsible for making recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. During the fiscal year ended December 31, 2018, the Audit Committee met five times, the Compensation and Nominating Committee did not meet in 2018.

During the past fiscal year, the Board considered and approved the renewal of each Fund’s Investment Advisory Agreement with the Adviser. In connection with this annual review, the Board, with the advice and assistance of independent counsel for the Funds, received and considered information and reports relating to the nature, quality and scope of the services provided to each Fund by the Adviser and its affiliates. The Board considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of each Fund relative to its peer group of mutual funds. In addition, the Board considered, among other factors:

•	The effect of the investment advisory fee and fund administration fee structure on the expense ratio of each Fund;

•	The effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided each Fund;

•	The investment performance of each Fund;

•	Information on the investment performance, advisory fees, fund administration fees and expense ratios of other registered investment companies within the Trust;

•	Information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Adviser but believed to be generally comparable in their investment objectives and size to the Funds;

•	The investment approach used by the Adviser in the daily management of each of the Funds;

•	Information on personnel of the Adviser’s investment committee;

•	The continuing need of the Adviser to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

•	Soft dollars received by the Adviser from Fund trades;

•	The Adviser’s policy regarding the aggregation of orders from the Funds and the Adviser’s private accounts; and

•	Other ancillary benefits received by the Adviser and its affiliates as a result of their provision of investment advisory and other services to the Funds.

As of April 15, 2019, the Board and officers of the Trust own, in the aggregate, less than 1% of the Trust’s total outstanding shares.

Risk oversight

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Funds’ risks directly and through its committees. While day-to-day risk management responsibilities rest with the Funds’ Chief Compliance Officer, the Adviser and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly and ad hoc reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with portfolio management teams to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s Adviser, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Code of Ethics

The Trust and the Adviser have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Funds and the Portfolio. The Code includes prohibitions on unacceptable trading activities, such as front running, short-swing trading and insider trading. Directors, officers and employees who recommend securities or have access to non-public information are prohibited from personally trading in reportable securities recommended to clients in close proximity to the client’s transaction. Employees having access to this information must also make periodic reports of their securities accounts and transactions in reportable securities. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Funds.

THE DISTRIBUTOR

Adviser Dealer Services, Inc. (the “Distributor”), whose principal business address is 6125 Memorial Drive, Dublin, Ohio 43017, an affiliate of the Adviser, acts as the principal underwriter of the shares of the Fund, which are offered continuously, pursuant to an Underwriting Agreement dated October 1, 2014 (the “Underwriting Agreement”). The Distributor is a broker dealer registered under the Securities Exchange Act of 1934, as amended, and a member of FINRA. The Underwriting Agreement calls for the Distributor as agent of the Fund to use all reasonable efforts, consistent with its other business, to secure purchasers of the Fund.

The Distributor is eligible to receive revenues relating to the sale of shares of the Fund pursuant to the Fund’s plan of distribution (the “12b-1 Plan”) adopted by the Fund under Rule 12b-1 under the 1940 Act (described in more detail below). Pursuant to the Plan, shares of the Fund bear a Rule 12b-1 fee of up to 0.20% per year of its average net asset value. The Rule 12b-1 fee may be paid to the Distributor and the Distributor may retain some or all of such fees as reimbursement for distribution and shareholder services provide by Distributor or pay all or a portion of the Rule 12b-1 fee to financial intermediaries, including the Adviser and its affiliates.

Pursuant to the Underwriting Agreement, the Fund has agreed to indemnify the Distributor, its officers, directors and control persons to the extent permitted by applicable law against certain liabilities under the Securities Act, and any other statute or common law.

The Underwriting Agreement was approved by the Board for an initial two-year period, and will continue from year to year upon a majority vote of the Trustees, including a majority of the non-interested Trustees at least annually or by a majority of the outstanding shares of the Trust.

DISTRIBUTION PLAN

Rule 12b-1 under the 1940 Act describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. Rule 12b-1 defines such distribution expenses to include the cost of any activity that is primarily intended to result in the sale of Trust shares. In addition, as provided by the Act and by regulation, certain 12b-1 fees may be paid for other services provided to or for the benefit of the Fund and its shareholders.

Pursuant to Rule 12b-1, the Trust has adopted the 12b-1 Plan for the Fund. The 12b-1 Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. The 12b-1 Plan also permits payment for service fees for personal service and/or maintenance of shareholder accounts. Possible recipients include financial intermediaries, securities brokers, attorneys, accountants, investment advisers, platform providers, investment performance consultants, pension actuaries, banks, and service organizations, in addition to the Distributor, Adviser, and its affiliates.

Under the terms of the 12b-1 Plan, payments for the Fund may be made for marketing and selling Fund shares, such as compensating brokers and others who sell fund shares, and paying for advertising, the printing and mailing of prospectuses to new investors, and the preparing, printing and mailing of sales literature. Payments may also be made for maintaining personnel of the Adviser and/or its affiliates who engage in or support distribution of shares, or who render educational, marketing administrative, personal or other support services to financial intermediaries, investors and/or shareholders, not otherwise provide by the Fund’s Transfer Agent. These payments may include, but are not limited to, allocated overhead, office space and equipment, employee compensation, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Fund may reasonably request.

In addition, payments may be used, as permitted by the 12b-1 Plan, for the distribution and support expenses of platform providers that make the Fund available for purchase by financial intermediaries or directly by investors. Further, payment may be used for reimbursement of travel, entertainment and like expenses in connection with the promotion of the Fund, administrative support for financial intermediaries, investors and shareholders, and education about the Fund’s investment objectives and policies. Payment may also be used to pay for the costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising. Payments may be used for any other purpose as described in the 12b-1 Plan and approved by the Board.

The Fund may expend up to 0.20% of the Fund’s average net assets annually pursuant to the 12b-1 Plan. A report of the amounts so expended in the Fund and the purpose of the expenditures must be made to and reviewed by the Board at least quarterly. In addition, the 12b-1 Plan for the Fund provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval of the 12b-1 Plan, and that other material amendments of the 12b-1 Plan must be approved by the Board, and by the Trustees who are not “interested persons” of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

The 12b-1 Plan for the Fund is terminable at any time by vote of a majority of the Trustees who are not “interested persons” and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any of the related service agreements or by vote of a majority of the Trust’s shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not “interested persons” and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days’ written notice to the service organization or by the vote of the holders of a majority of the Trust’s shares, or, upon 15 days’ notice, by a party to a service agreement.

The Plan was approved by the Trust’s Board, which made a determination that there is a reasonable likelihood the Plans will benefit the Fund. The Plan was approved by the Fund’s initial shareholder, and the Plan will continue in effect only if approved at least annually by the Board. Although the objective of the Trust is to pay 12b-1 recipients for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by 12b-1 recipients. If any 12b-1 recipient’s expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the 12b-1 recipient’s expenses are less than what the Trust pays, the 12b-1 recipient is not obligated to refund the excess, and this excess could represent a profit for the 12b-1 recipient.

In addition, any Agent or Consultant that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund’s distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services.

Additional Cash Compensation

Broker-dealers offering shares of the Fund, and/or their respective affiliates, may receive additional cash compensation or similar distribution related payments from the Adviser for providing marketing and program support, administrative services, and/or other shareholder services as described above.

In addition to member firms of FINRA, the Adviser also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and its shareholders, such as banks, insurance companies, and plan administrators.

The Adviser or its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (a) occasional gifts; (b) occasional meals, tickets or other entertainment; and/or (c) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

DISTRIBUTIONS & TAXES

Dividends are declared daily for shareholders of record as of the close of the Fund and are distributed at the end of each month. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

Distributions. Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Adviser, may reinvest your distributions at the then-current net asset value. All subsequent distributions will then be reinvested until you provide the Adviser with alternative instructions.

Dividends. A portion of the Fund’s dividends derived from certain U.S. government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distributions. Long-term capital gains earned by the Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

Foreign Taxes. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Because the Fund does not currently anticipate that securities of foreign issuers will constitute more than 25% of the Fund’s total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the “Code”) and intends to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of a Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in Internal Revenue Code section 851(h). Any income derived by a Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

OTHER SERVICES

Custodian – The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, is custodian of all of the Trust’s assets.

Independent Registered Public Accounting Firm - Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, has been retained as the Independent Registered Public Accounting Firm for the Trust. The auditors audit financial statements for the Fund Complex and provide other assurance, tax, and related services.

Transfer Agent, Fund Accountant, and Fund Administrator - MFSCo, 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Investment Management, Inc. and a sister company of the Adviser, provides to the Fund stock transfer, dividend disbursing, and shareholder services. The Fund incurs the greater of a $4,000 annual minimum fee or 0.06%, net of waivers, of the Fund’s average net assets.

MFSCo serves as Fund Accountant of the Fund. The minimum annual fee for the Fund is $30,000. Subject to the applicable minimum fee, the Fund’s annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Fund’s average net assets.

MFSCo also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of 0.10% up to $50 million and 0.08% over $50 million of the Fund’s average net assets. These fees are reviewable annually by the Board.

Reports to Shareholders - The Trust provides shareholders with quarterly reports of investments and other information, semi-annual financial statements, and annual reports.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING PROCEDURES

The Board of the Trust has approved proxy voting procedures for the Trust and has delegated responsibilities for implementing those procedures to the Funds’ Adviser subject to the general oversight of the Board. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. The procedures are designed and implemented to reasonably ensure that voting and consent rights are excised prudently and in the best interest of the Funds and their shareholders. Records of the Funds’ proxy voting records are maintained and are available for inspection.

Shareholders may obtain a copy of the proxy policies by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017 or calling the Trust at (800) 325-3539. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is also available on the SEC's website (www.sec.gov) and may be obtained by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017 or calling the Trust at (800) 325-3539.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

As of December 31, 2018, the following persons owned of record 5% or more of a class of each Fund’s outstanding shares. A person owning of record, for the benefit of others, more than 25% of a class of a Fund’s outstanding shares may be deemed to control the class or Fund. A controlling shareholder can control the outcomes of proposals submitted to shareholders for approval.

Shareholder Name and Address	% Ownership

INSTITUTIONAL PRIME MONEY MARKET FUND
Carey & Company 7 Easton Oval EA4E70 Columbus, OH 43219	90.13
Maddie Consulting LTD Partnership Attn: Richard Desich P.O. Box 548 Elyria, OH 44036	5.56

*	For the benefit of its customer(s).

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm, required to be included in this SAI are included in the Trust's Annual Report to Shareholders for the fiscal ended December 31, 2018 and are incorporated herein by reference. The Funds will provide the Annual Report without charge at written request or request by telephone.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Declaration of Trust, effective December 30, 1991 -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

(b)	By-Laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

(c)	None other than Articles V, VI and VII of the Registrant’s Declaration of Trust and Article II of the Registrant’s By-Laws, which exhibit is incorporated herein by reference.

(d)	Amended and Restated Investment Advisory Agreement between Meeder Funds and Meeder Asset Management, Inc. effective April 30, 2018, which exhibit is incorporated herein by reference.

(e)	Amended and Restated Distribution Agreement between the Meeder Funds and Adviser Dealer Services, Inc. effective September 30, 2017, which exhibit is incorporated herein by reference.

(f)	Deferred Compensation Plan for Independent Trustees – filed as an exhibit to Registrant's Post-Effective Amendment No. 41 on April 30, 1999, which exhibit is incorporated by reference.

(g)	Custodian Agreement between the Registrant and The Huntington National Bank – filed as an Exhibit to Registrant’s Post-Effective Amendment No. 48 on April 30, 2004, which exhibit is incorporated by reference herein.

(h)	(1)	Amended and Restated Administration Agreement between the Meeder Funds and Mutual Funds Service Co. dated September 21, 2017, which exhibit is incorporated herein by reference.

(2)	Amended and Restated Transfer Agency and Service Agreement between the Meeder Funds and Mutual Funds Service Co. effective September 30, 2017, which exhibit is incorporated herein by reference.

(3)	Amended and Restated Shareholder Services Plan adopted August 5, 2016 -- filed as an exhibit to Registration’s Post-Effective Amendment No. 81 on August 15, 2016, which exhibit is incorporated herein by reference.

(4)	Compliance Support Services Agreement dated September 21, 2017, which exhibit is incorporated by reference herein.

(5)	Meeder Funds Fee Waiver Agreement dated April 30, 2019, is filed herewith.

(i)	Opinion and Consent of Counsel filed as an exhibit to Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1A filed with the Commission on July 20, 1982, which exhibit is incorporated herein by reference.

(j)	Independent Auditors Letter of Consent dated April 30, 2019, is filed herewith.

(k)	Not applicable.

(l)	Agreements etc. for initial capital, etc. -- reference is made to Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about July 20, 1982, and which exhibit is incorporated by reference herein.

(m)	Amended and Restated Shareholder Distribution Plan dated September 15, 2016 -- filed as an exhibit to the Registrant's 86th Post-Effective Amendment to Form N-1A with the Commission on April 28, 2017, which exhibit is incorporated herein by reference.

(n)	Amended and Restated Meeder Funds Multiple Class Plan Pursuant to Rule 13f-3 dated August 5, 2016 -- filed as an exhibit to the Registrant’s Post-Effective Amendment No. 81 filed on August 15, 2016, which exhibit is incorporated herein by reference.

(o)	Not applicable.

(p)	Code of Ethics of Meeder Financial, Inc., formerly known as Muirfield Investors, Inc., and Meeder Asset Management, Inc., formerly known as R. Meeder & Associates, Inc. – filed as an exhibit to the Registrant's Post-Effective Amendment No. 43 on February 25, 2000, which exhibit is incorporated herein by reference.

(q)	Powers of Attorney of Trustees of Registrant filed as an exhibit to the Registrant's Post-Effective Amendment No. 90 on November 17, 2017, which exhibit is incorporated herein by reference.

Item 29.	Persons Controlled by or under Common Control with Registrant.

None.

Item 30.	Indemnification

Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of the Investment Company Act.

Item 31.	Business and Other Connections of Investment Adviser.

Meeder Asset Management, Inc., 6125 Memorial Drive, Dublin, Ohio 43017, is the investment adviser to the Trust and each of its consistent Funds.

(a) Meeder Asset Management, Inc. has engaged in no substantial business other than in its capacity as an investment adviser during the past two fiscal years.

(b) Information regarding the directors, officers and business activities of Meeder Asset Management, Inc. is incorporated by reference to Schedule D of Form ADV filed by the adviser under the Investment Advisers Act (File No. 801-9839).

Item 32.	Principal Underwriters.

(a) The principal underwriter to the Funds does not act as principal underwriter, depositor or Investment adviser for any other investment company.

(b) The principal underwriter’s directors and officers are employed at 6125 Memorial Drive, Dublin, Ohio 43017 and serve in the following capacities with the Fund.

Name	Position with Underwriter	Position with Meeder Funds
Doug Cooper	President, Treasurer and Secretary	None
Douglas R. Jennings	Chief Compliance Officer	Chief Compliance Officer

(c) Not Applicable

Item 33.	Location of Accounts and Records.

Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or Meeder Asset Management, Inc., at 6125 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of The Huntington National Bank, the Trust's custodian, at 7 Easton Oval, Columbus, OH 43219. All other records are kept in the custody of Meeder Asset Management, Inc. and Mutual Funds Service Co., 6125 Memorial Drive, Dublin, OH 43017.

Item 34.	Management Services.

None

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment No. 90 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dublin, and the State of Ohio on the 30th day of April 2019.

MEEDER FUNDS

By:	/s/ Dale W. Smith
Dale W. Smith, Vice President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
April 30, 2019
Robert S. Meeder, Jr.*	President and Trustee
Robert S. Meeder, Jr.

/s/ Bruce E. McKibben	Treasurer, Principal Financial Officer and Principal Accounting Officer
Bruce E. McKibben

Stuart M. Allen*	Trustee
Stuart M. Allen

Anthony V. D’Angelo*	Trustee
Anthony V. D’Angelo

Jeffrey R. Provence*	Trustee
Jeffrey R. Provence

*By:	/s/ Dale W. Smith
Dale W. Smith
Executed by Dale W. Smith on behalf
of those indicated pursuant to Powers of Attorney